Exhibit 99.1

Choice Hotels International Completes Acquisition of Radisson Hotels Americas

Unites highly complementary hospitality businesses, adding nine brands and 67,000 rooms in attractive, higher revenue destinations

ROCKVILLE, Md., August 11, 2022 — Choice Hotels International, Inc. (NYSE: CHH) today announced that it has completed the acquisition of the franchise business, operations and intellectual property of Radisson Hotels Americas for approximately $675 million from Radisson Hotel Group, inclusive of the real estate value of three owned hotels.

With the close of this transaction, Choice Hotels International has added approximately 67,000 rooms, expanding its presence in the higher revenue upper upscale and upscale full-service segments and bolstering its core upper-midscale hospitality segment, particularly in the West Coast and Midwest of the United States.

Radisson Hotels Americas comprises the Radisson franchise agreements, operations and intellectual property in the United States, Canada, Latin America and the Caribbean. The transaction adds nine brands, including Radisson Blu®, Radisson®, Radisson Individuals®, Park Plaza®, Radisson RED®, Country Inn & Suites by Radisson®, Park Inn by Radisson®, Radisson Inn & Suites® and Radisson Collection®. Choice Hotels will independently own and control the brands in the Americas and looks forward to working with Radisson Hotel Group to drive the growth, continuity and success of these global brands. The close of this transaction is not anticipated to change Choice Hotels’ current capital allocation strategy related to dividend payment policy and planned share repurchases.

Credit Suisse Securities (USA) LLC served as financial advisor to Choice Hotels International on the transaction, and Willkie Farr & Gallagher LLP served as legal advisor. Baker McKenzie served as legal advisor to Radisson Hotel Group.

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest lodging franchisors in the world. On August 11, 2022, Choice acquired Radisson Hotels Americas, adding nine brands and approximately 67,000 rooms in the United States, Canada, Latin America and the Caribbean to its portfolio. With 21 brands, Choice Hotels has more than 7,500 hotels, and nearly 650,000 rooms, in 46 countries and territories as of August 11, 2022. The Choice® family of hotel brands provide business and leisure travelers with a broad range of high-quality lodging options from limited service to full-service hotels in the upper upscale, upper mid-scale, midscale, extended-stay and economy segments. The award-winning Choice Privileges® loyalty program offers members a faster way to rewards, with personalized benefits starting on day one. For more information, visit www.choicehotels.com.

Forward-Looking Statements

Certain matters discussed in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which, in turn, are based on information currently available to management. Such statements may relate to expectations regarding the future performance of the acquired business and brands, payment of dividends, repurchases of common stock and other financial and operational measures. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, our ability to integrate and realize the expected benefits of the acquisition, the timing and amount of future dividends and share repurchases. These and other risk factors are discussed in detail in the company’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

For Further Information

Investor Contact:

IR@choicehotels.com

Media Contact:

Edelman for Choice Hotels International Inc. ChoiceHotelsInternational@edelman.com